Exhibit 10.3

EXECUTION VERSION

SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

Dated as of October 5, 2016

by and among

VARIOUS ENTITIES LISTED ON SCHEDULE I,

as the Originators

and

ARCH COAL, INC.

i

SCHEDULES

Schedule I	List of Originators
Schedule II	Location of Each Originator
Schedule III	Location of Books and Records of Each Originator
Schedule IV	Trade Names
Schedule V	Location of Mining Operations

EXHIBITS

Exhibit A	Form of Purchase Report
Exhibit B	Form of Joinder Agreement

THIS SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of October 5, 2016 is entered into by and among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO (each, an “Originator”; and collectively, “Originators”), and ARCH COAL, INC., a Delaware corporation (the “Company”).

DEFINITIONS

Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in Exhibit I to the Third Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among Arch Receivable Company, LLC, as Seller (the “Seller”), Arch Coal Sales Company, Inc., as initial Servicer, the various Purchasers and LC Participants from time to time party thereto, and PNC Bank, National Association, as Administrator and as LC Bank.  All references herein to months are to calendar months unless otherwise expressly indicated.

BACKGROUND:

1.     The Originators are operating subsidiaries of the Company;

2.     The Originators generate Receivables in the ordinary course of their businesses;

3.     The Originators, in order to finance their respective businesses, wish to sell Receivables to the Company, and the Company is willing to purchase Receivables from the Originators, on the terms and subject to the conditions set forth herein;

4.     The Originators and the Company intend this transaction to be a true sale of Receivables by each Originator to the Company, providing the Company with the full benefits of ownership of the Receivables, and the Originators and the Company do not intend the transactions hereunder to be characterized as a loan from the Company to any Originator; and

5.     The Originators and the Company acknowledge that the Company will sell and contribute the Receivables purchased by it hereunder and the related security (together with accounts receivable originated by the Company and the related security) to the Seller, from time to time, pursuant to that certain Second Amended and Restated Sale and Contribution Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”), between the Company, as transferor (in such capacity, the “Transferor”) and the Seller, as buyer, and that thereafter the Seller may from time to time transfer, assign and grant a security interest in undivided beneficial interests in the Receivables, Related Security and other rights to the Administrator for the benefit of the Secured Parties under the Receivables Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
AGREEMENT TO PURCHASE AND SELL

SECTION 1.1  Agreement To Purchase and Sell.  On the terms and subject to the conditions set forth in this Agreement, each Originator, severally and for itself, agrees to sell to the Company, and the Company agrees to purchase from such Originator, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date (as defined in Section 1.4), all of such Originator’s right, title and interest in and to:

(a)           each Receivable of such Originator that existed and was owing to such Originator at the closing of such Originator’s business on January 1, 2006 (the “Cut-off Date”);

(b)           each Receivable generated by such Originator from and including the Cut-off Date to but excluding the Purchase and Sale Termination Date;

(c)           all rights to, but not the obligations of, such Originator under all Related Security with respect to any of the foregoing Receivables;

(d)           all monies due or to become due to such Originator with respect to any of the foregoing;

(e)           all books and records of such Originator to the extent related to any of the foregoing;

(f)            all Collections and other proceeds and products of any of the foregoing (as defined in the UCC) that are or were received by such Originator on or after the Cut-off Date, including, without limitation, all funds which either are received by such Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of any of the above Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that such Originator, the Company or the Servicer applies in the ordinary course of its business to amounts owed in respect of any of the above Receivables, and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of any of the above Receivables or any other parties directly or indirectly liable for payment of such Receivables); and

(g)           all rights, remedies, powers, privileges, title and interest (but not obligations) in and to the Lock-Box Accounts into which any Collections or other proceeds with respect to such Receivables may be deposited.

All purchases hereunder are absolute and irrevocable and shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement and each other Transaction Document.  No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed.  The Company’s foregoing agreement to purchase Receivables and the property, proceeds and rights described in clauses (c)

through (g) (collectively, the “Related Rights”) is herein called the “Purchase Facility.”  Each Originator hereby authorizes and consents to the filing of each of the financing statements that have been filed prior to the date hereof by or on behalf of the Company or the Administrator in connection with the Original PSA notwithstanding that the collateral described therein may be broader in scope than the collateral described in this Agreement.

SECTION 1.2  Timing of Purchases.

(a)           Closing Date Purchases.  Each Originator’s entire right, title and interest in (i) each Receivable that existed and was owing to such Originator on the Closing Date, and (ii) all Related Rights with respect thereto automatically shall be deemed to have been sold by such Originator to the Company on the Closing Date.

(b)           Subsequent Purchases.  After the Closing Date, until the Purchase and Sale Termination Date, each Receivable and the Related Rights generated or otherwise acquired by each Originator shall be deemed to have been sold by such Originator to the Company immediately (and without further action) upon the creation of such Receivable.

SECTION 1.3  Consideration for Purchases.  On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase Price payments to the Originators in accordance with Article III.

SECTION 1.4  Purchase and Sale Termination Date.  The “Purchase and Sale Termination Date” shall be the earliest to occur of (a) the date the Purchase Facility is terminated pursuant to Section 8.2 and (b) the Payment Date (as defined in Section 2.2) immediately following the day on which the Originators shall have given written notice to the Company, the Seller and the Administrator at or prior to 10:00 a.m. (New York City time) that the Originators desire to terminate this Agreement.

SECTION 1.5  Intention of the Parties.  It is the express intent of each Originator and the Company that each conveyance by such Originator to the Company pursuant to this Agreement of the Receivables, including without limitation, all Receivables, if any, constituting general intangibles as defined in the UCC, and all Related Rights be construed as a valid and perfected sale and absolute assignment (without recourse except as provided herein) of such Receivables and Related Rights by such Originator to the Company (rather than the grant of a security interest to secure a debt or other obligation of such Originator) and that the right, title and interest in and to such Receivables and Related Rights conveyed to the Company be prior to the rights of and enforceable against all other Persons at any time, including, without limitation, lien creditors, secured lenders, purchasers and any Person claiming through such Originator.  However, if, contrary to the mutual intent of the parties, any conveyance of Receivables and Related Rights, including without limitation any Receivables constituting general intangibles, is not construed to be both a valid and perfected sale and absolute assignment of such Receivables and Related Rights, and a conveyance of such Receivables and Related Rights that is prior to the rights of and enforceable against all other Persons at any time, including without limitation lien creditors, secured lenders, purchasers and any Person claiming through such Originator, then, it is the intent of such Originator and the Company that (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC; and (ii) such Originator shall be deemed to have granted to the Company as of the Closing Date, and such Originator hereby grants to the Company, a security interest in, to and under all of such Originator’s right, title and interest in and to: (A) the Receivables and the Related Rights now existing and hereafter created by such Originator transferred or purported to be transferred hereunder, (B) all monies due or to become due and all amounts received with respect thereto, (C)  all books and records of such Originator to the extent related to any of the foregoing, (D) all rights, remedies, powers, privileges, title and interest (but not obligations) of such Originator in and to the Lock-Box Accounts into which any Collections or other proceeds with respect to such Receivables may be deposited, and any related investment property acquired with any such Collections or other proceeds (as such term is defined in the applicable UCC) and (E) all proceeds and products of any of the foregoing to secure all of such Originator’s obligations hereunder.

ARTICLE II
PURCHASE REPORT; CALCULATION OF PURCHASE PRICE

SECTION 2.1  Purchase Report.  On the 21st day of each calendar month after the Closing Date (or if such day is not a Business Day, the next occurring Business Day) (each such date, a “Monthly Purchase Report Date”), the Servicer shall deliver to the Company and each Originator a report in substantially the form of Exhibit A (each such report being herein called a “Purchase Report”) setting forth, among other things:

(a)           [Reserved];

(b)           Receivables purchased by the Company from each Originator during the period commencing on the Monthly Purchase Report Date immediately preceding such Monthly Purchase Report Date to (but not including) such Monthly Purchase Report Date (in the case of each subsequent Purchase Report); and

(c)           the calculations of reductions of the Purchase Price for any Receivables as provided in Section 3.2 (a) and (b).

SECTION 2.2  Calculation of Purchase Price.  The “Purchase Price” to be paid to each Originator for the Receivables that are purchased hereunder from such Originator shall be determined in accordance with the following formula:

PP	=	OB x FMVD

where:

PP	=	Purchase Price for each Receivable as calculated on the relevant Payment Date.

OB	=	The Outstanding Balance of such Receivable on the relevant Payment Date.

FMVD	=	Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one divided by (b) the sum of (i) one,

plus (ii) the product of (A) the Prime Rate on such Payment Date, and (B) a fraction, the numerator of which is the Days’ Sales Outstanding (calculated as of the last Business Day of the calendar month next preceding such Payment Date) and the denominator of which is 365.

“Payment Date” means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business.

“Prime Rate” means a per annum rate equal to the “Prime Rate” as published in the “Money Rates” section of The Wall Street Journal or if such information ceases to be published in The Wall Street Journal, such other publication as determined by the Administrator in its sole discretion.

ARTICLE III
PAYMENT OF PURCHASE PRICE

SECTION 3.1  Purchases.  On each Payment Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to each Originator the Purchase Price for the Receivables generated by such Originator on such Payment Date in cash.

SECTION 3.2  Settlement as to Specific Receivables and Dilution.

(a)           If (i) on the day of purchase of any Receivable from an Originator hereunder, any of the representations or warranties set forth in Sections 5.10, 5.15 and 5.17 are not true with respect to such Receivable or (ii) as a result of any action or inaction (other than solely as a result of the failure to collect such Receivable due to a discharge in bankruptcy or similar insolvency proceeding or other credit related reasons with respect to the relevant Obligor) of such Originator, on any subsequent day, any of such representations or warranties set forth in Sections 5.10, 5.15 and 5.17 is no longer true with respect to such Receivable on such subsequent date (without giving effect to any reference to the date of sale, creation or purchase of such Receivable in such representation or warranty), then the Purchase Price with respect to such Receivable shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to such Originator as provided in clause (c) below; provided, that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to such Originator.

(b)           If, on any day, the Outstanding Balance of any Receivable purchased hereunder is reduced or adjusted as a result of any  revision, cancellation, allowance, rebate, defective, rejected, returned, repossessed or foreclosed goods or services, or any discount or other adjustment made by any Originator, the Company or the Servicer or any setoff, netting of obligations or dispute between any Originator or the Servicer and an Obligor, as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of such Originator), then the Purchase Price with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to such Originator as provided in clause (c) below.

(c)           Any reduction in the Purchase Price of any Receivable pursuant to clause (a) or (b) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from such Originator hereunder; provided, however if there have been no purchases of Receivables from such Originator (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit shall be paid in cash to the Company by such Originator;

provided, further, that at any time (y) when a Termination Event or an Unmatured Termination Event exists under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by such Originator to the Company by deposit in immediately available funds into a Lock-Box Account for application by the Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

SECTION 3.3  Reconveyance of Receivables.  In the event that an Originator has paid to the Company the full Outstanding Balance of any Receivable pursuant to Section 3.2, the Company shall reconvey such Receivable to such Originator, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company or the Seller.

ARTICLE IV
CONDITIONS OF PURCHASES

SECTION 4.1  Conditions Precedent to Initial Purchase.  The initial purchase hereunder is subject to the condition precedent that the Company and the Administrator (as the total assignee of the Company) shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to the Company and the Administrator (as the total assignee of the Company):

(a)           A copy of the resolutions of the board of directors or managers of each Originator approving the Transaction Documents to be executed and delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator;

(b)           Good standing certificates for each Originator issued as of a recent date acceptable to the Company and the Administrator (as the total assignee of the Company) by the Secretary of State of the jurisdiction of such Originator’s organization;

(c)           A certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it (on which certificate the Servicer, the Company, the Seller and the Administrator (as the total assignee of the Company) may conclusively rely until such time as the Servicer, the Company, the Seller and the Administrator (as the total assignee of the Company) shall receive from such Person a revised certificate meeting the requirements of this clause (c));

(d)           The certificate or articles of incorporation or other organizational document of each Originator (including all amendments and modifications thereto) duly certified by the Secretary of State of the jurisdiction of such Originator’s organization as of a recent date, together with a copy of the by-laws of such Originator, each duly certified by the Secretary or an Assistant Secretary of such Originator;

(e)           Completed UCC search reports, dated the Closing Date or no earlier than 30 days prior thereto, listing the financing statements filed in all applicable jurisdictions that name any Originator, Seller or the Company, as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets other than any security interests that are released as of the Closing Date pursuant to the Confirmation Order or the Plan of Reorganization;

(f)            Favorable opinions, addressed to the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, of external counsel for such Originator, covering such matters as the Administrator may reasonably request, including, without limitation, (i) certain Delaware corporate and no conflict matters, (ii) certain organizational and New York enforceability matters, certain bankruptcy matters and (iii) certain UCC creation and Delaware perfection matters;

(g)           Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company’s and the Administrator’s (as the total assignee of the Company) satisfaction; and

(h)           A copy of the Confirmation Order that has not been modified or amended (except for modifications or amendments approved by the Administrator and the Majority Purchaser Agents).

SECTION 4.2  Certification as to Representations and Warranties.  Each Originator, by accepting the Purchase Price related to each purchase of Receivables generated by such Originator, shall be deemed to have certified that the representations and warranties contained in Article V, as from time to time amended in accordance with the terms hereof, are true and correct in all material respects on and as of such day, with the same effect as though made on and as of such day (except for representations and warranties which apply to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

SECTION 4.3  Additional Originators.  Additional Persons may be added as Originators hereunder, with the prior written consent of the Company and the Administrator; provided that the following conditions are satisfied on or before the date of such addition:

(a)           The Company shall have given the Administrator at least ten Business Days prior written notice of such proposed addition and the identity of the proposed additional

Originator and shall have provided such other information with respect to such proposed additional Originator as the Administrator may reasonably request;

(b)           such proposed additional Originator has executed and delivered to the Company and the Administrator an agreement substantially in the form attached hereto as Exhibit B (a “Joinder Agreement”);

(c)           such proposed additional Originator has delivered to the Company and the Administrator (as the total assignee of the Company) each of the documents with respect to such Originator described in Sections 4.1 and 4.2, in each case in form and substance satisfactory to the Company and the Administrator (as the total assignee of the Company); and

(d)           no Purchase and Sale Termination Date shall have occurred and be continuing.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS

In order to induce the Company to enter into this Agreement and to make purchases hereunder, each Originator hereby represents and warrants with respect to itself that each representation and warranty concerning it or the Receivables sold by it hereunder, that is contained in the Receivables Purchase Agreement is true and correct, and hereby makes as of the Closing Date the representations and warranties set forth in this Article V.

SECTION 5.1  Existence and Power.  Such Originator is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and upon the entry by the Bankruptcy Court of the Confirmation Order, has all power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except if failure to have such licenses, authorizations, consents or approvals would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.2  Company and Governmental Authorization, Contravention.  The execution, delivery and performance by such Originator of this Agreement (i) are within such Originator’s company powers, have been duly authorized by all necessary company action, require no action by or in respect of, or filing with (other than the filing of the UCC financing statements and continuation statements contemplated hereunder), any governmental body, agency or official, (ii) other than as would not reasonably be expected to result in a Material Adverse Effect, do not contravene, or constitute a default under, any provision of Applicable Law or of the organizational documents of such Originator or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator and (iii) do not result in the creation or imposition of any Adverse Claim on assets of such Originator or any of its Subsidiaries.

SECTION 5.3  Binding Effect of Agreement.  This Agreement and each of the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of such Originator enforceable against such Originator in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

SECTION 5.4  Accuracy of Information.  All information heretofore furnished in writing by such Originator to the Company or the Administrator pursuant to or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator to the Company or the Administrator in writing pursuant to this Agreement or any Transaction Document will be, taken as a whole, true and accurate in all material respects on the date such information is stated or certified.

SECTION 5.5  Actions, Suits.  There are no actions, suits or proceedings pending or, to the best of such Originator’s knowledge, threatened against or affecting such Originator or any of its Affiliates or their respective properties, in or before any court, arbitrator or other body, which could reasonably be expected to have a Material Adverse Effect.

SECTION 5.6  Taxes.  Such Originator has filed or caused to be filed all U.S. federal income tax returns and all other material returns, statements, forms and reports for taxes, domestic or foreign, required to be filed by it and has paid all taxes payable by it which have become due or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except to the extent that such taxes are being contested in good faith by appropriate proceedings and for which such reserves or other appropriate provisions, if any, as are required by generally accepted accounting principles shall have been made.

SECTION 5.7  Compliance with Applicable Laws.  Such Originator is in compliance with the requirements of all Applicable Laws and orders of all Governmental Authorities except to the extent that the failure to comply would not reasonably be expected to have a Material Adverse Effect.  In addition, no Receivable sold hereunder contravenes any Applicable Laws, rules or regulations applicable thereto or to such Originator in any material respect.

SECTION 5.8  Reliance on Separate Legal Identity.  Such Originator acknowledges that each of the Administrator and the other Secured Parties are entering into the Transaction Documents to which they are parties in reliance upon the Seller’s identity as a legal entity separate from such Originator and the Transferor.

SECTION 5.9  Investment Company.  Such Originator is not required to register as an “investment company,” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 5.10  Perfection.  Immediately preceding its sale of each Receivable hereunder, such Originator was the owner of such Receivable sold or purported to be sold, free and clear of any Adverse Claims, and each such sale hereunder constitutes a valid sale, transfer and assignment of all of such Originator’s right, title and interest in, to and under the Receivables sold by it, free and clear of any Adverse Claims. On or before the date hereof and before the generation by such Originator of any new Receivable to be sold or otherwise conveyed hereunder, all financing statements and other documents, if any, required to be recorded or filed in order to perfect and protect the Company’s ownership interest in such Receivable against all creditors of and purchasers from such Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.  Each such financing statement, if filed with respect to such Receivable as an as-extracted collateral filing, includes a complete and correct description of the real property in all material respects related to such Receivable as extracted collateral, as contemplated by the UCC, and names a record owner of the real property.

SECTION 5.11  Creation of Receivables.  Such Originator has exercised at least the same degree of care and diligence in the creation of the Receivables sold or otherwise conveyed hereunder as it has exercised  in connection with the creation of receivables originated by it and not so transferred hereunder.

SECTION 5.12  Credit and Collection Policy.  Such Originator has complied in all material respects with its Credit and Collection Policy in regard to each Receivable sold by it hereunder and the related Contract.

SECTION 5.13  Enforceability of Contracts.  Each Contract related to any Receivable sold by such Originator hereunder is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the outstanding balance of such Receivable, enforceable against the Obligor in accordance with its terms, without being subject to any defense, deduction, offset or counterclaim and such Originator has fully performed its obligations under such Contract.

SECTION 5.14  Location and Offices.  As of the Closing Date, such Originator’s location (as such term is defined in the applicable UCC) is in the state set forth on Schedule II hereto, and such location has not been changed for at least four months before the date hereof.  The offices where such Originator keeps all records concerning the Receivables are located at the addresses set forth on Schedule III hereto or such other locations of which the Company and the Administrator (as the total assignee of the Company) has been given written notice in accordance with the terms hereof.

SECTION 5.15  Good Title.  Upon the creation of each new Receivable sold or otherwise conveyed or purported to be conveyed hereunder and on the Closing Date for then existing Receivables, the Company shall have a valid and perfected first priority ownership interest in each Receivable sold to it hereunder, free and clear of any Adverse Claim.

SECTION 5.16  Names.  Except as described in Schedule IV, such Originator has not used any corporate or company names, tradenames or assumed names other than its name set forth on the signature pages of this Agreement.

SECTION 5.17  Nature of Receivables.  Each Pool Receivable purchased hereunder and included in the calculation of Net Receivables Pool Balance is, on the date of such purchase, an Eligible Receivable.

SECTION 5.18  Bulk Sales, Margin Regulations, No Fraudulent Conveyance.  No transaction contemplated hereby requires compliance with or will become subject to avoidance under any bulk sales act or similar law.  No use of funds obtained by such Originator hereunder will conflict with or contravene Regulation T, U or X of the Federal Reserve Board.  No purchase hereunder constitutes a fraudulent transfer or conveyance or avoidable post-petition transfer under any United States federal or applicable state bankruptcy or insolvency laws or is otherwise void or voidable under such or similar laws or principles or for any other reason.

SECTION 5.19  Solvency.  On the date hereof, and on the date of each purchase hereunder (both before and after giving effect to such purchase), such Originator shall be Solvent.

SECTION 5.20  Effectiveness of Orders.  The Confirmation Order is in full force and effect and has not been vacated or reversed, is not subject to a stay, and has not been modified or amended (other than any amendment or modification approved in writing by the Administrator and the Majority Purchaser Agents).

SECTION 5.21  [Reserved.]

SECTION 5.22  Licenses, Contingent Liabilities, and Labor Controversies.

(a)                                 Such Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, except such failures to have such licenses, permits, franchises or other governmental authorizations that could not reasonably be expected to have a Material Adverse Effect.

(b)                                 There are no labor controversies pending against such Originator that have had (or could reasonably be expected to have) a Material Adverse Effect.

SECTION 5.23  Purchase Price.  Each sale and contribution by such Originator to Company of an interest in Receivables has been made for “reasonably equivalent value” (as such term is used in Section 548 of the Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used in Section 547 of the Bankruptcy Code) owed by the Originator to Company, and is otherwise not subject to avoidance under any provision of the Bankruptcy Code or Applicable Law.

SECTION 5.24  No Material Adverse Effect.  Since the Closing Date, there has been no Material Adverse Effect on the Servicer.

SECTION 5.25  Anti-Money Laundering/International Trade Law Compliance.  No Covered Entity is a Sanctioned Person.  No Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

SECTION 5.26  Location of Mining Operations.  The location of each Originator’s mining operations and names of each minehead relating thereto are as set forth on Schedule V hereto.

SECTION 5.27  Mortgages Covering As-Extracted Collateral.  There are no mortgages that are effective as financing statements covering as-extracted collateral that constitutes Pool Assets and that name the Transferor as grantor, debtor or words of similar effect filed or recorded in any jurisdiction.

SECTION 5.28  Reaffirmation of Representations and Warranties by the Originator.  On each day that a new Receivable is created, and when sold to the Company hereunder, such Originator shall be deemed to have certified that all representations and warranties set forth in this Article V are true and correct on and as of such day (except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date)).

ARTICLE VI
COVENANTS OF THE ORIGINATORS

SECTION 6.1  Affirmative Covenants.  At all times from the date hereof until the Final Payout Date, each Originator shall:

(a)                                 General Information.  Furnish to the Company and the Administrator such information as the Company or the Administrator may from time to time reasonably request.

(b)                                 Furnishing of Information and Inspection of Records.  Furnish to the Company and the Administrator from time to time such information with respect to the Receivables as such Person may reasonably request.  Such Originator will, at such Originator’s expense, during regular business hours with prior written notice (i) permit the Company or the Administrator, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all books and records relating to the Receivables or other Pool Assets and (B) to visit the offices and properties of such Originator for the purpose of examining such books and records, and to discuss matters relating to the Receivables, other Related Rights or such Originator’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of such Originator (provided that representatives of such Originator are present during such discussions) having knowledge of such matters and (ii)  without limiting the provisions of clause (i) above, during regular business hours, at Originator’s expense, upon reasonable prior written notice from the Company or the Administrator, permit certified public accountants or other auditors acceptable to the Administrator to conduct, a review of its books and records with respect to the Receivables; provided, that such Originator shall only be responsible for the expenses incurred in connection with one (1) review for any calendar year pursuant to this clause (ii), so long as no Termination Event has occurred.

(c)                                  Keeping of Records and Books.  Have and maintain (i) administrative and operating procedures (including an ability to recreate records if originals are destroyed), (ii) adequate facilities, personnel and equipment and (iii) all records and other information reasonably necessary for collection of the Receivables originated by such Originator (including records adequate to permit the daily identification of each new such Receivable and all Collections of, and adjustments to, each existing such Receivable).  Such Originator will give the Company and the Administrator prior notice of any change in such administrative and operating procedures that causes them to be materially different from the procedures described to the Company and the Administrator on or before the date hereof as such Originator’s then existing or planned administrative and operating procedures for collecting Receivables.

(d)                                 Performance and Compliance with Receivables and Contracts.  Timely and fully perform and comply, at its own expense, in all material respects with all provisions, covenants and other promises required to be observed by it under all Contracts or other documents or agreements related to the Receivables.

(e)                                  Credit and Collection Policy.  Comply in all material respects with its Credit and Collection Policy in regard to each Receivable originated or acquired by it and any related Contract or other related document or agreement.

(f)                                   Receivable Purchase Agreement.  Perform and comply in all material respects with each covenant and other undertaking in the Receivables Purchase Agreement and the Sale and Contribution Agreement that the Company undertakes to cause such Originator to perform, subject to any applicable grace periods, if any, for such performance provided for in such agreements.

(g)                                  Preservation of Existence.  Preserve and maintain its existence as a corporation or limited liability company, as applicable, and all rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

(h)                                 Location of Records.  Keep its location (as such term is defined in the applicable UCC), and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Schedule II or Schedule III, respectively, or, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed; provided that such Originator shall promptly (and in any event prior to the date that is 30 days after any such change in location) give to the Company and the Administrator (as the assignee of the Company) written notice of any such change in location.

(i)                                     Data Records.  Place and maintain on its summary master control data processing records the following legend (or the substantive equivalent thereof):  “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO ARCH COAL, INC. PURSUANT TO A SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, DATED AS OF OCTOBER 5, 2016, BETWEEN THE ORIGINATORS NAMED THEREIN AND ARCH COAL, INC.; AND AN INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO PNC BANK, NATIONAL ASSOCIATION, FOR THE BENEFIT OF THE SECURED PARTIES UNDER THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF OCTOBER 5, 2016, AMONG ARCH RECEIVABLE COMPANY, LLC, ARCH COAL SALES COMPANY, INC., AS INITIAL SERVICER, THE VARIOUS CONDUIT PURCHASERS, RELATED COMMITTED PURCHASERS, LC PARTICIPANTS AND PURCHASER

AGENTS FROM TIME TO TIME PARTY THERETO AND PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATOR AND AS LC BANK.”

(j)                                    Preservation of Security Interest.  Take (or cause to be taken) any and all action as Company or the Administrator may require to preserve and maintain the perfection and priority of the security interest of the Administrator in the Receivables and Related Rights.

(k)                                 Mining Operations and Mineheads.  The Company shall (and shall cause each applicable Originator to) promptly, and in any event within 30 days of any change, deletion or addition to the location of any Originator’s mining operations or mineheads set forth on Schedule V hereto, (i) notify the Administrator and each Purchaser Agent of such change, deletion or addition, (ii) cause the filing or recording of such financing statements and amendments and/or releases to financing statements, mortgages or other instruments, if any, necessary to preserve and maintain the perfection and priority of the security interest of the Transferor, Seller and the Administrator (for the benefit of the Secured Parties) in the Pool Assets pursuant to this Agreement, in each case in form and substance satisfactory to the Administrator and (iii) deliver to the Administrator and each Purchaser Agent an updated Schedule V hereto reflecting such change, deletion or addition; it being understood that no Receivable, the related location of mining operations and/or mineheads of which is not as set forth on Schedule V hereto as of such date of determination shall be an Eligible Receivable until such time as each condition under this clause (k) shall have been satisfied (and upon such satisfaction, this Agreement shall be deemed amended to reflect such updated Schedule V hereto).

(l)                                     Additional Mortgages Under Credit Agreement.  The Company shall (and shall cause each applicable Originator to) (x) provide written notice promptly, and in any event within 30 days, to the Seller, the Administrator and each Purchaser Agent of each new Mortgage or amendment or modification of an existing Mortgage under the Credit Agreement covering as-extracted collateral, (y) cause to be delivered to the Administrator a letter, in the form of the Release Agreement (or such other form as may be approved by the Administrator), addressed to the Administrator and duly executed by the related grantee or beneficiary releasing such party’s security interest, lien or other rights under such new Mortgage or amended or modified Mortgage in the Receivables, Contracts and Related Security subject thereto and (z) file or record all amendments and/or releases to such new, amended or modified Mortgages necessary to release and remove of record any such security interest, lien or other interest of the related grantee or beneficiary in the Receivables, Contracts and Related Security, in each case in form and substance satisfactory to the Administrator.

(m)                             Payments on Receivables, Accounts.  At all times instruct all Obligors to deliver payments on the Pool Receivables to a Lock-Box Account.  Such Originator will, at all times, maintain such books and records necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of such Originator.  If any such payments or other Collections are received by such Originator, it shall hold such payments in trust for the benefit of the Administrator and the other Secured Parties and promptly (but in any event within two Business Days after receipt) remit such funds into a Lock-Box Account.  Such Originator will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Agreement.  Such Originator will not permit the funds other than

Collections on Pool Receivables and other Pool Assets to be deposited into any Lock-Box Account.  If such funds are nevertheless deposited into any Lock-Box Account, such Originator will within two Business Days identify such funds for segregation.  Such Originator will not commingle Collections or other funds to which the Administrator or any other Secured Party is entitled with any other funds.

(n)                                 Certain Post-Closing Requirements.  As soon as practicable and in any event not later than 120 days following the Closing Date, the Servicer shall (or shall cause the Company to) deliver to the Administrator favorable opinions, addressed to the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, of external counsel for the Company, Originators, the Servicer and the Seller, covering certain corporate and UCC perfection matters relating to the Originators organized in Kentucky, West Virginia and Virginia as well as certain UCC perfection matters with respect to county-level filings made by each Originator.

SECTION 6.2  Reporting Requirements.  From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Company and the Administrator shall otherwise consent in writing, furnish to the Company and the Administrator:

(a)                                 Purchase and Sale Termination Events.  As soon as possible, and in any event within three (3) Business Days after such Originator becomes aware of the occurrence of each Purchase and Sale Termination Event or each event which with notice or the passage of time or both would become a Purchase and Sale Termination Event (an “Unmatured Purchase and Sale Termination Event”), a written statement of the chief financial officer, treasurer or other officer of such Originator describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that such Originator proposes to take with respect thereto, in each case in reasonable detail;

(b)                                 Proceedings.  As soon as possible, and in any event within three (3) Business Days after such Originator becomes aware thereof, written notice of (i) litigation, investigation or proceeding of the type described in Section 5.5 not previously disclosed to the Company and the Administrator which could reasonably be expected to have a Material Adverse Effect, and (ii) all material adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations; and

(c)                                  Other.  Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of such Originator as the Company or the Administrator may from time to time reasonably request in order to protect the interests of the Company, the Administrator or the other Secured Parties under or as contemplated by the Transaction Documents.

SECTION 6.3  Negative Covenants.  At all times from the date hereof until the Final Payout Date, each Originator shall not, unless the Company and the Administrator shall otherwise consent in writing, it shall not:

(a)                                 Sales, Liens, Etc.  Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable sold or otherwise conveyed or purported to be sold or otherwise conveyed hereunder or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

(b)                                 Extension or Amendment of Receivables.  Except as otherwise permitted in Section 4.2(a) of the Receivables Purchase Agreement and the applicable Credit and Collection Policy, extend, amend or otherwise modify the terms of any Receivable in any material respect generated by it that is sold or otherwise conveyed hereunder, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

(c)                                  Change in Business or Credit and Collection Policy.  (i) Make any change in the character of its business or (ii) make any change in its Credit and Collection Policy that could reasonably be expected to have a Material Adverse Effect, in the case of either clause (i) or (ii) above, without the prior written consent of the Administrator.  No Originator shall make any other written change in any Credit and Collection Policy without giving prior written notice thereof to the Administrator.

(d)                                 Receivables Not to be Evidenced by Promissory Notes or Chattel Paper.  Except as otherwise provided in the Receivables Purchase Agreement in regard to servicing, take any action to cause or permit any Receivable generated by it that is sold by it hereunder to become evidenced by any “instrument” or “chattel paper” (as defined in the applicable UCC).

(e)                                  Mergers, Acquisitions, Sales, etc.  (i) Be a party to any merger, consolidation or other restructuring, except (A) a Permitted Merger or (B) any other merger, consolidation or other restructuring where the Company and the Administrator have each (1) received 10 Business Days’ prior notice thereof, (2) consented in writing thereto, (3) received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to bankruptcy and UCC matters) as the Company or the Administrator shall request and (4) been satisfied that all other action to perfect and protect the interests of the Company and the Administrator, on behalf of the Secured Parties, in and to the Receivables to be sold by it hereunder and other Related Rights, as requested by the Company or the Administrator shall have been taken by, and at the expense of such Originator (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3) or (ii) directly or indirectly sell, transfer, assign, convey or lease whether in one or a series of transactions, all or substantially all of its assets (other than in accordance with the Transaction Documents); provided, that the Originators shall not be prohibited pursuant to this clause (e) to have granted Liens (other than Liens on any Pool Assets) in favor of the administrative agent or collateral agent under the Credit Agreement or Liens (other than Liens on any Pool Assets) that are otherwise permitted under the Credit Agreement.

(f)                                   No Change in Name, Identity or Corporate Structure.  Change its name, identity, corporate structure or jurisdiction of organization, in any case, unless the Company and the Administrator have each (1) received prior notice thereof, (2) received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to bankruptcy and UCC matters) as the Company or the Administrator shall request and (3) been satisfied that all other action to perfect and protect the interests of the Company and the Administrator, on behalf of the Secured Parties, in and to the Receivables to be sold by it hereunder and other Related Rights, as requested by the Company or the Administrator shall have been taken by, and at the expense of such Originator (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3).

(g)                                  Lock-Box Banks.  Make any changes in its instructions to Obligors regarding Collections on Receivables sold or otherwise conveyed by it hereunder or add or terminate any bank as a Lock-Box Bank unless the requirements of Sections 1(f) and (k) of Exhibit IV to the Receivables Purchase Agreement have been met.

(h)                                 Accounting for Purchases.  Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Rights by such Originator to the Company.

(i)                                     Transaction Documents.  Enter into, execute, deliver or otherwise become bound after the Closing Date by any agreement, instrument, document or other arrangement that restricts the right of such Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Document

(j)                                    Company’s Tax Status.  Take or cause any action to be taken that could result in the Seller (i) being treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes or (ii) becoming an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

SECTION 6.4  Substantive Consolidation.  Each Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the Seller’s identity as a legal entity separate from such Originator and its Affiliates.  Therefore, from and after the date hereof, each Originator shall take all reasonable steps necessary to make it apparent to third Persons that the Seller is an entity with assets and liabilities distinct from those of such Originator and any other Person, and is not a division of such Originator, its Affiliates or any other Person.  Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, such Originator shall take such actions as shall be required in order that:

(a)                                 such Originator shall not be involved in the day to day management of the Seller;

(b)                                 such Originator shall maintain separate corporate records and books of account from the Seller and otherwise will observe corporate formalities and have a separate area from the Seller for its business (which may be located at the same address as the Seller, and, to the extent that it and the Seller have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses);

(c)                                  the financial statements and books and records of such Originator shall be prepared after the date of creation of the Seller to reflect and shall reflect the separate existence of the Seller; provided, that the Seller’s assets and liabilities may be included in a consolidated financial statement issued by an affiliate of the Seller; provided, however, that any such consolidated financial statement or the notes thereto shall make clear that the Seller’s assets are not available to satisfy the obligations of such affiliate;

(d)                                 except as permitted by the Receivables Purchase Agreement, (i) such Originator shall maintain its assets (including, without limitation, deposit accounts) separately from the assets (including, without limitation, deposit accounts) of the Seller and (ii) the Company’s assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of any other Originator;

(e)                                  all of the Seller’s business correspondence and other communications shall be conducted in the Seller’s own name and on its own stationery;

(f)                                   such Originator shall not act as an agent for the Seller (other than servicing activities pursuant to the Transaction Documents);

(g)                                  such Originator shall not conduct any of the business of the Seller in its own name;

(h)                                 such Originator shall not pay any liabilities of the Seller out of its own funds or assets;

(i)                                     such Originator shall maintain an arm’s-length relationship with the Seller;

(j)                                    such Originator shall not assume or guarantee or become obligated for the debts of the Seller or hold out its credit as being available to satisfy the obligations of the Seller;

(k)                                 such Originator shall not acquire obligations of the Seller;

(l)                                     such Originator shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Seller, including, without limitation, shared office space;

(m)                             such Originator shall identify and hold itself out as a separate and distinct entity from the Seller;

(n)                                 such Originator shall correct any known misunderstanding respecting its separate identity from the Seller;

(o)                                 such Originator shall not enter into, or be a party to, any transaction with the Seller, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm’s-length transaction with an unrelated third party;

(p)                                 such Originator shall not pay the salaries of the Seller’s employees, if any; and

(q)                                 to the extent not already covered in paragraphs (a) through (p) above, such Originator shall comply and/or act in accordance with all of the other separateness covenants set forth in Section 3 of Exhibit IV to the Receivables Purchase Agreement.

ARTICLE VII
ADDITIONAL RIGHTS AND OBLIGATIONS
IN RESPECT OF RECEIVABLES

SECTION 7.1  Rights of the Company.   Each Originator hereby authorizes the Company, the Servicer or their respective designees or assignees under the Sale and Contribution Agreement or the Receivables Purchase Agreement (including, without limitation, the Administrator) to take any and all steps in such Originator’s name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables sold or otherwise conveyed or purported to be conveyed by it hereunder, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

SECTION 7.2  Responsibilities of the Originators.  Anything herein to the contrary notwithstanding:

(a)                                 Collection Procedures.  Each Originator agrees to direct its respective Obligors to make payments of Receivables sold or otherwise conveyed or purported to be conveyed by it hereunder directly to the relevant Lock-Box Account at a Lock-Box Bank.  Each Originator further agrees to transfer any Collections of Receivables sold or conveyed by it hereunder that it receives directly to a Lock-Box Account within two (2) Business Days of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and the Administrator (for the benefit of the Secured Parties).

(b)                                 Each Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve such Originator from such obligations.

(c)                                  None of the Company, the Servicer, the Administrator nor any of the other Secured Parties shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, the Servicer, the Administrator nor any of the other Secured Parties be obligated to perform any of the obligations of such Originator thereunder.

(d)                                 Each Originator hereby grants to the Administrator an irrevocable power of attorney, with full power of substitution, coupled with an interest, during the occurrence and continuation of a Purchase and Sale Termination Event or a Termination Event to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the Company (whether or not from such Originator) in connection with any Receivable sold or otherwise conveyed or purported to be conveyed by it hereunder or Related Rights.

SECTION 7.3  Further Action Evidencing Purchases.  Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company, the Servicer or the Administrator may reasonably request in order to perfect, protect or more fully evidence the Receivables and Related Rights purchased by the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document.  Without limiting the generality of the foregoing, upon the request of the Company, or the Administrator, such Originator will:

(a)                                 execute (if applicable), authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

(b)                                 on the Closing Date and from time to time, if requested thereafter, mark the master data processing records that evidence or list such Receivables and related Contracts with the legend set forth in Section 6.1(i).

Each Originator hereby authorizes the Company or its designee (including, without limitation, the Administrator) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, without the signature of such Originator, relative to all or any of the Receivables sold or otherwise conveyed or purported to be conveyed by it hereunder and Related Rights now existing or hereafter generated by such Originator.  If any Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee (including, without limitation, the Administrator) may (but shall not be required to) itself perform, or cause the performance of, such agreement or obligation, and the expenses of the Company or its designee (including, without limitation, the Administrator) incurred in connection therewith shall be payable by such Originator.

SECTION 7.4  Application of Collections.  Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or required by Applicable Law and unless otherwise instructed by the Servicer (with the prior written consent of the Administrator) or the Administrator, be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

SECTION 7.5  Performance of Obligations.  Such Originator shall (i) perform all of its obligations under the Contracts related to the Receivables generated or acquired by the Originator to the same extent as if interests in such Receivables had not been transferred hereunder, and the exercise by the Company or the Administrator of its rights hereunder shall not relieve such Originator from any such obligations and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with the Receivables generated or acquired by such Originator and their creation and satisfaction.

ARTICLE VIII
PURCHASE AND SALE TERMINATION EVENTS

SECTION 8.1  Purchase and Sale Termination Events.  Each of the following events or occurrences described in this Section 8.1 shall constitute a “Purchase and Sale Termination Event”:

(a)                                 The Facility Termination Date (as defined in the Receivables Purchase Agreement) shall have occurred; or

(b)                                 Any Originator shall fail to make when due any payment or deposit to be made by it under this Agreement or any other Transaction Document to which it is a party and such failure shall remain unremedied for two (2) Business Days; or

(c)                                  Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Documents to which it is a party, or any other information or report delivered pursuant hereto or thereto shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered, and shall remain incorrect or untrue for ten (10) Business Days; or

(d)                                 Any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document to which it is a party on its part to be performed or observed and such failure shall continue for thirty (30) days after the earlier of such Originator’s knowledge or notice thereof.

SECTION 8.2  Remedies.

(a)                                 Optional Termination.  Upon the occurrence of a Purchase and Sale Termination Event, the Company shall have the option, by notice to the Originators (with a copy to the Administrator), to declare the Purchase Facility as terminated.

(b)                                 Remedies Cumulative.  Upon any termination of the Purchase Facility pursuant to Section 8.2(a), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative.

ARTICLE IX
INDEMNIFICATION

SECTION 9.1  Indemnities by the Originators.  Without limiting any other rights which the Company may have hereunder or under Applicable Law, each Originator, jointly and severally, hereby agrees to indemnify the Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a “Purchase and Sale Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively called “Purchase and Sale Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of the failure of such Originator to perform its obligations under this Agreement or any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom; excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party and (ii) any indemnification which has the effect of recourse for non-payment of the Receivables due to a discharge in bankruptcy or similar insolvency proceeding or other credit related reasons with respect to the relevant Obligor.  Without limiting the foregoing, and subject to the exclusions set forth in the preceding sentence, each Originator, severally for itself alone, jointly and severally with each Originator, shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

(a)                                 the transfer by such Originator of an interest in any Receivable  to any Person other than the Company;

(b)                                 the breach of any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by Originator pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

(c)                                  the failure by such Originator to comply with any Applicable Law, rule or regulation with respect to any Receivable generated by such Originator sold or otherwise transferred or purported to be transferred hereunder or the related Contract, or the nonconformity of any Receivable generated by such Originator sold or otherwise transferred or purported to be transferred hereunder or the related Contract with any such Applicable Law, rule or regulation;

(d)                                 the failure by such Originator to vest and maintain vested in the Company an ownership interest in the Receivables generated by such Originator sold or otherwise transferred or purported to be transferred hereunder free and clear of any Adverse Claim;

(e)                                  the failure to file, or any delay in filing, by such Originator financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Receivables or purported Receivables generated by such Originator sold or otherwise transferred or purported to be transferred hereunder, whether at the time of any purchase or at any subsequent time to the extent required hereunder;

(f)                                   any dispute, claim, offset or defense (other than discharge in bankruptcy or similar insolvency proceeding of an Obligor or other credit related reasons)

of the Obligor to the payment of any Receivable or purported Receivable generated by such Originator sold or otherwise transferred or purported to be transferred hereunder (including, without limitation, a defense based on such Receivable’s or the related Contract’s not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

(g)                                  any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by such Originator;

(h)                                 any tax or governmental fee or charge, all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which are required to be paid by reason of the purchase or ownership of the Receivables generated by such Originator or any Related Security connected with any such Receivables, including any amounts paid or payable by the Company under Sections 1.10 and 3.1 of the Receivables Purchase Agreement and any taxes imposed on the Company’s income, capital, or revenue, and any liability of the Company attributable to taxes of any Person as a transferee or successor, by contract, operation of Applicable Law or otherwise;

(i)                                     any failure of any Originator to perform any of its duties or obligations in accordance with the provisions hereof and of each other Transaction Document related to Receivables or to timely and fully comply with the Credit and Collection Policy in regard to each Receivable;

(j)                                    the commingling (other than as a result of actions taken by the Administrator, any Purchaser Agent or any Purchaser) of Collections of Receivables at any time with other funds;

(k)                                 any setoff with respect to any Receivable;

(l)                                     the failure or delay to provide any Obligor with an invoice or other evidence of indebtedness;

(m)                             any investigation, litigation or proceeding (actual or threatened) related to this Agreement or any other Transaction Document or in respect of any Receivable or any Related Rights;

(n)                                 any claim brought by any Person other than a Purchase and Sale Indemnified Party arising from any activity by an Originator or any Affiliate of an Originator in servicing, administering or collecting any Receivable;

(o)                                 any failure by any Originator to comply with its covenants, obligations and agreements contained in this Agreement or any other Transaction Document; and

(p)                                 any action taken by the Administrator as attorney-in-fact for any Originator pursuant to this Agreement or any other Transaction Document.

If for any reason the indemnification provided above in this Section 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of the Originators, jointly and severally, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under Applicable Law.

ARTICLE X
MISCELLANEOUS

SECTION 10.1  Amendments, etc.

(a)                                 The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Company and each Originator, with the prior written consent of the Administrator.

(b)                                 No failure or delay on the part of the Company, the Servicer, any Originator, the Administrator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on the Company, the Servicer or any Originator in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval by the Company, the Administrator or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

(c)                                  The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

SECTION 10.2  Notices, etc.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile or electronic mail communication) and shall be delivered or sent by facsimile, electronic mail or by overnight mail, to the intended party at the mailing address or electronic mail address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto or in the case of the Administrator, at its address for notice pursuant to the Receivables Purchase Agreement.  All such notices and communications shall be effective (i) if delivered by overnight mail, when received, and (ii) if transmitted by facsimile or electronic mail, when sent, receipt confirmed by telephone or electronic means.

SECTION 10.3  No Waiver; Cumulative Remedies.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.  Without limiting the foregoing, such Originator hereby authorizes the Company, the Administrator and each Purchaser (each, a “Set-off Party”), at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of such Originator to such Set-off Party arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and payable but have accrued, any and all deposits (general or special, time or demand, provisional or final) at any time held by, and any and all  indebtedness at any time owing by, any Set-off Party to or for the credit or the account of such Originator; provided that such Set-off Party shall notify such Originator promptly following such set-off; provided further, that no Set-off Party shall exercise any setoff against such Originator pursuant to this Agreement with respect to any deposits of such Originator held by such Set-off Party, if such exercise is in contravention of any deposit account control agreement or other similar agreement with such Originator that is then in effect and to which such Set-off Party is a party in the capacity of the bank maintaining such Originator’s relevant account.

SECTION 10.4  Binding Effect; Assignability.  This Agreement shall be binding upon and inure to the benefit of the Company and each Originator and their respective successors and permitted assigns and any trustee or other representative of their respective bankruptcy estates.  No Originator may assign any of its rights hereunder or any interest herein without the prior written consent of the Company and the Administrator.  This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.  The rights and remedies with respect to any breach of any representation and warranty made by any Originator pursuant to Article V and the indemnification and payment provisions of Article IX and Section 10.6 shall be continuing and shall survive any termination of this Agreement.

SECTION 10.5  Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 10.6  Costs, Expenses and Taxes.  In addition to the obligations of the Originators under Article IX, each Originator, jointly and severally, agrees to pay on demand:

(a)                                 to the Company (and any successor and permitted assigns thereof) all reasonable costs and expenses incurred by such Person in connection with the enforcement of this Agreement and the other Transaction Documents; and

(b)                                 all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

SECTION 10.7  SUBMISSION TO JURISDICTION.  EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR THE FEDERAL COURT OF THE

UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (e) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY’S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

SECTION 10.8  WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.9  Captions and Cross References; Incorporation by Reference.  The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be.  The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

SECTION 10.10  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

SECTION 10.11  Acknowledgment and Agreement.  By execution below, each Originator expressly acknowledges and agrees that all of the Company’s rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company to the Seller pursuant to the Sale and Contribution Agreement and then by the Seller to the Administrator (for the benefit of the Secured Parties) pursuant to the Receivables Purchase Agreement, and each Originator irrevocably consents to such assignments.  Each of the parties hereto acknowledges and agrees that the Administrator and the other Secured Parties are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which any Originator is a party, and notwithstanding anything to the contrary contained herein or in any other Transaction Document, during the occurrence and continuation of a Termination Event under the Receivables Purchase Agreement, the Administrator, and not the Company, shall have the sole right to exercise all such rights and related remedies.

SECTION 10.12  No Proceeding.  Each Originator hereby agrees that it will not institute, or join any other Person in instituting, against the Seller any Insolvency Proceeding for at least one year and one day following the Final Payout Date.  Each Originator further agrees that notwithstanding any provisions contained in this Agreement to the contrary, the Seller shall not, and shall not be obligated to, pay any amount to such Originator pursuant to this Agreement or any other Transaction Document unless the Seller has received funds which may, subject to Section 1.4 of the Receivables Purchase Agreement, be used to make such payment.  Any amount which the Seller does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or corporate obligation of the Seller by such Originator for any such insufficiency unless and until the provisions of the foregoing sentence are satisfied.  The agreements in this Section 10.12 shall survive any termination of this Agreement.

SECTION 10.13  Joint and Several Liability.  Each of the representations, warranties, covenants, indemnities and other undertakings of any Originator hereunder shall be made jointly and severally, and are joint and several liabilities of each of the Originators hereunder.

SECTION 10.14  Severability.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.15  Amendment and Restatement.  This Agreement amends and restates in its entirety, as of the date hereof, the Amended and Restated Purchase and Sale Agreement, dated as of January 13, 2016, among the parties hereto (as amended prior to the date hereof, the “Original PSA”).  Upon the effectiveness of this Agreement in accordance with its terms, the terms and provisions of the Original PSA shall, subject to this paragraph, be superseded hereby in their entirety.  Notwithstanding the foregoing and for the avoidance of doubt, (a) all indemnification obligations of the Originators under the Original PSA shall survive this Agreement, (b) all sales of Receivables and Related Rights under the Original PSA by the Originators to the Company are hereby ratified and confirmed and shall survive this Agreement and (c) the security interests granted by the Originators pursuant to the Original PSA shall remain in full force and effect and shall survive this Agreement as security for all obligations of the Originators under the Original PSA until such obligations have been finally and fully paid and performed. Upon the effectiveness of this Agreement, each reference to the Original PSA in any other document, instrument or agreement shall mean and be a reference to this Agreement. Nothing contained herein, unless expressly herein stated to the contrary, is intended to amend, modify or otherwise affect any other instrument, document or agreement executed and or delivered in connection with the Original PSA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

ARCH COAL, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Senior Vice President — Law, General
Counsel & Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

ORIGINATORS:

ARCH COAL SALES COMPANY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

ARCH ENERGY RESOURCES, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

ARCH WESTERN RESOURCES, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

COAL-MAC, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

CUMBERLAND RIVER COAL COMPANY

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

LONE MOUNTAIN PROCESSING, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

MINGO LOGAN COAL COMPANY

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

MOUNTAIN COAL COMPANY, L.L.C.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

THUNDER BASIN COAL COMPANY, L.L.C.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

BRONCO MINING COMPANY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

COALQUEST DEVELOPMENT LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

HAWTHORNE COAL COMPANY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

HUNTER RIDGE COAL COMPANY

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

HUNTER RIDGE HOLDINGS, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

HUNTER RIDGE, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

ICG BECKLEY, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

ICG EAST KENTUCKY, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

ICG ILLINOIS, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

ARCH COAL GROUP, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

ICG, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

ICG NATURAL RESOURCES, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

ICG TYGART VALLEY, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

INTERNATIONAL ENERGY GROUP, LLC

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

KING KNOB COAL CO., INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

MARINE COAL SALES COMPANY

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

MELROSE COAL COMPANY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

PATRIOT MINING COMPANY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

SIMBA GROUP, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

UPSHUR PROPERTY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

VINDEX ENERGY CORPORATION

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

WHITE WOLF ENERGY, INC.

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

WOLF RUN MINING COMPANY

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Secretary

Address:	One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

Attention:	Robert G. Jones
Tel:	314-994-2716
Fax:	314-994-2736
Email:	bjones@archcoal.com

Second Amended and Restated

Purchase and Sale Agreement

(Arch Coal)

Schedule I

LIST OF ORIGINATORS

Arch Coal Sales Company, Inc.

Arch Energy Resources, LLC

Arch Western Resources, LLC

Coal-Mac, Inc.

Cumberland River Coal Company

Lone Mountain Processing, Inc.

Mingo Logan Coal Company

Mountain Coal Company, L.L.C.

Thunder Basin Coal Company, L.L.C.

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Illinois, LLC

Arch Coal Group, LLC

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Energy Group, LLC

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

Schedule I-1

Schedule II

LOCATION OF EACH ORIGINATOR

Originator	Location

Arch Coal Sales Company, Inc.	Delaware

Arch Energy Resources, LLC	Delaware

Arch Western Resources, LLC	Delaware

Coal-Mac, Inc.	Kentucky

Cumberland River Coal Company	Delaware

Lone Mountain Processing, Inc.	Delaware

Mingo Logan Coal Company	Delaware

Mountain Coal Company, L.L.C.	Delaware

Thunder Basin Coal Company, L.L.C.	Delaware

Bronco Mining Company, Inc.	West Virginia

CoalQuest Development LLC	Delaware

Hawthorne Coal Company, Inc.	West Virginia

Hunter Ridge Coal Company	Delaware

Hunter Ridge Holdings, Inc.	Delaware

Hunter Ridge, Inc.	Delaware

ICG Beckley, LLC	Delaware

ICG East Kentucky, LLC	Delaware

ICG Illinois, LLC	Delaware

Arch Coal Group, LLC	Delaware

ICG, LLC	Delaware

ICG Natural Resources, LLC	Delaware

ICG Tygart Valley, LLC	Delaware

International Energy Group, LLC	Delaware

King Knob Coal Co., Inc.	West Virginia

Schedule II-1

Marine Coal Sales Company	Delaware

Melrose Coal Company, Inc.	West Virginia

Patriot Mining Company, Inc.	West Virginia

Simba Group, Inc.	Delaware

Upshur Property, Inc.	Delaware

Vindex Energy Corporation	West Virginia

White Wolf Energy, Inc.	Virginia

Wolf Run Mining Company	West Virginia

Schedule II-2

Schedule III

LOCATION OF BOOKS AND RECORDS OF EACH ORIGINATOR

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

Schedule III-1

Schedule IV

TRADE NAMES

Legal Name	Trade Names

Arch Coal Sales Company, Inc.

Arch Energy Resources, LLC

Arch Western Resources, LLC

Coal-Mac, Inc.	Phoenix Coal-Mac Mining, Inc.

Cumberland River Coal Company	Arch of the North Fork

Lone Mountain Processing, Inc.

Mingo Logan Coal Company

Mountain Coal Company, L.L.C.

Thunder Basin Coal Company, L.L.C.

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG Beckley, LLC	ACI Beckley, LLC ACI Beckley

ICG East Kentucky, LLC

ICG Illinois, LLC	ACI Illinois, LLC

Arch Coal Group, LLC

ICG, LLC	ICG Coal, LLC

ICG Natural Resources, LLC	ACI Natural Resources, LLC ACI Natural Resources

ICG Tygart Valley, LLC	ACI Tygart Valley, LLC

International Energy Group, LLC

Schedule IV-1

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

Schedule IV-2

Schedule V

LOCATION OF MINING OPERATIONS

ORIGINATORS	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	N/A
Arch Energy Resources, LLC	N/A
Arch Western Resources, LLC	N/A
Coal-Mac, Inc.	Holden Ragland / Phoenix	West Virginia West Virginia	Logan Mingo
Cumberland River Coal Company	Cumberland River (aka Pardee) Cumberland River (aka Pardee)	Kentucky Virginia	Letcher Wise
Lone Mountain Processing, Inc.	Lone Mountain Lone Mountain	Kentucky Virginia	Harlan Lee
Mingo Logan Coal Company	Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	West Elk	Colorado	Gunnison
Thunder Basin Coal Company, L.L.C.	Black Thunder Coal Creek	Wyoming Wyoming	Campbell Campbell
Bronco Mining Company, Inc.	N/A
CoalQuest Development LLC	N/A
Hawthorne Coal Company, Inc.	N/A

Purchase and Sale Agreement

(Arch Coal)

Schedule V-1

ORIGINATORS	MINEHEAD	STATE	COUNTY
Hunter Ridge Coal Company	N/A
Hunter Ridge Holdings, Inc.	N/A
Hunter Ridge, Inc.	N/A
ICG Beckley, LLC	Beckley	West Virginia	Raleigh
ICG East Kentucky, LLC	East Kentucky	Kentucky	Pike
ICG Illinois, LLC	Viper	Illinois	Sangamon
Arch Coal Group, LLC	N/A
ICG, LLC	N/A
ICG Natural Resources, LLC	N/A
ICG Tygart Valley, LLC	Tygart Valley	West Virginia	Taylor
International Energy Group, LLC	N/A
King Knob Coal Co., Inc.	N/A
Marine Coal Sales Company	N/A
Melrose Coal Company, Inc.	N/A
Patriot Mining Company, Inc.	Patriot Mining	West Virginia	Monogalia
Simba Group, Inc.	N/A
Upshur Property, Inc.	N/A
Vindex Energy Corporation	Jackson Mountain Mine Vindex Energy Vindex Energy	Maryland Maryland West Virginia	Allegany Garrett Grant

Schedule V-2

ORIGINATORS	MINEHEAD	STATE	COUNTY
White Wolf Energy, Inc.	N/A
Wolf Run Mining Company	Buckhannon Harrison Buckhannon Harrison Sentinel	West Virginia West Virginia West Virginia	Upshur Harrison Barbour

Schedule V-3

Exhibit A

FORM OF PURCHASE REPORT

Originator:	[Name of Originator]

Purchaser:	Arch Coal, Inc.

Payment Date:

1.	Outstanding Balance of Receivables Purchased:

2.	Fair Market Value Discount:

1/{1 + [(Prime Rate x Days’ Sales Outstanding]}
365

Where:

Prime Rate =

Days’ Sales Outstanding =

3.	Purchase Price (1 x 2) = $

Exhibit A-1

Exhibit B

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of            , 20    (this “Agreement”) is executed by          , a [corporation] organized under the laws of            (the “Additional Originator”), with its principal place of business located at           .

BACKGROUND:

A.            Arch Coal, Inc., a Delaware corporation (the “Company”) and the various entities from time to time party thereto, as Originators (collectively, the “Originators”), have entered into that certain Second Amended and Restated Purchase and Sale Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”).

B.            The Additional Originator desires to become a Originator pursuant to Section 4.3 of the Purchase and Sale Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows:

SECTION 1.         Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

SECTION 2.         Transaction Documents.  The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents.  From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, the Additional Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. The Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.

SECTION 3.         Representations and Warranties.  The Additional Originator hereby makes all of the representations and warranties set forth in Article V (to the extent applicable) of the Purchase and Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein.  The Additional Originator hereby represents and warrants that its location (as defined in the applicable UCC) is [                    ], and the offices where the Additional Originator keeps all of its Records and Related Security is as follows:

Exhibit B-1

SECTION 4.         Miscellaneous.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.  This Agreement is executed by the Additional Originator for the benefit of the Company, and its assigns, and each of the foregoing parties may rely hereon.  This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.

[Signature Pages Follow]

Exhibit B-2

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

[NAME OF ADDITIONAL ORIGINATOR]

By:
Name:
Title:

Consented to:

ARCH COAL, INC.

By:
Name:
Title:

Acknowledged by:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
Name:
Title:

Exhibit B-3